UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2025	Sep. 30, 2024	Sep. 30, 2025	Sep. 30, 2024
Statement of Comprehensive Income [Abstract]
Net income	$ 4,841	$ 2,865	$ 12,096	$ 7,592
Other comprehensive income (loss), net
Net unrealized losses from derivatives	0	0	0	(27)
Change in foreign currency translation Adjustments	(101)	(43)	575	121
Total comprehensive income	$ 4,740	$ 2,822	$ 12,671	$ 7,686